Exhibit 10
Schering-Plough Corporation

1997 STOCK INCENTIVE PLAN

1.  PURPOSE OF PLAN

	The purpose of the Schering-Plough Corporation 1997 Stock Incentive Plan (hereinafter called the "Plan") is to aid Schering-Plough Corporation (hereinafter called the "Company") and its subsidiaries and affiliates (whether incorporated or unincorporated) in securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company and its subsidiaries and affiliates. The Company expects that it will benefit from the added interest which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Shares ("Common Stock").

2.  STOCK SUBJECT TO THE PLAN

	Subject to adjustment as provided in Paragraph 12, the total number of shares of Common Stock of the Company that may be awarded or optioned under the Plan is 18,000,000; provided that the maximum number of such shares which may be awarded in the form of Deferred Stock Units (hereinafter sometimes called
"Units") is 7,500,000. The shares may consist, in whole or in part, of unissued shares or treasury shares. Any shares subject to an award hereunder that shall not be issued because of the forfeiture of such award and any shares optioned hereunder that shall cease to be subject to the option may again be awarded or optioned under the Plan. In addition to the foregoing limitations, no participant may be granted awards or options covering in excess of 750,000 shares of Common Stock in any fiscal year, subject to changes in capital as described in Paragraph 12.

3.  ADMINISTRATION

	The Executive Compensation and Organization Committee of the Board of Directors (hereinafter called the "Committee") consisting of two or more members of the Board of Directors, shall administer the Plan. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), or any successor definition adopted by the Securities and Exchange Commission, and an "outside director" for purposes of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the authority, consistent with the Plan, to determine the provisions and timing of the awards or options to be granted, to interpret the Plan and the awards and options granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and the awards and options, including rules with respect to limitations on the utilization of shares of Common Stock of the Company in full or part payment of the option price under Paragraph 6(d) of the Plan, and generally to conduct and administer the Plan and to make all determinations in connection therewith which may be necessary or advisable.
Committee decisions and selections shall be made by a majority of its members present at a meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.
The Committee may delegate some or all of its authority under the Plan as the Committee deems appropriate; provided, however, that no such delegation may be made that would (i) cause options or awards under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or (ii) cause a Performance Award (as defined in Paragraph 8) to cease to qualify for exemption from the deduction limitations under Section 162(m) of the Code.

4.  ELIGIBILITY

	Employees, including officers of the Company and its subsidiaries and affiliates, who are from time to time responsible for the performance, growth and protection of the business of the Company or its subsidiaries and affiliates are eligible to be granted awards and options under the Plan. The employees who shall receive awards or options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the option or options granted to each such employee selected.

5.  LIMITATIONS

	No award or option may be granted under the Plan after December 31, 2002, but awards or options theretofore granted may extend beyond that date.

6.  TERMS AND CONDITIONS OF STOCK OPTIONS

	All options granted under this Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

	(a) The option price per share shall be determined by the Committee but shall not be less than 100% of the fair market value at the time the option is granted. The fair market value shall be the closing price at which shares of such stock are traded on the New York Stock Exchange on the day on which the option is granted. If there is no sale of the shares on such Exchange on the date the option is granted, the mean between the bid and asked prices on such Exchange at the close of the market on such date shall be deemed to be the fair market value of the shares. In the event that the method for determining the fair market value of the shares provided for in this Paragraph 6(a) shall not be practicable, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

	(b) Except as otherwise provided in Paragraphs 6(f), 6(g), and 6(h), each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option.

	(c) Except as provided in Paragraphs 6(f), 6(g), 6(h), and 13, no option shall be exercisable during the year ending on the first anniversary date of the granting of the option or if the Committee so determines at the time of grant or subsequent thereto, during such lesser period not less than six months and one day from the date of grant.

	(d) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including applicable taxes, if any. Payment for taxes shall be in cash, in shares of Common Stock or in shares of Common Stock withheld by the Company from shares issuable upon exercise of the option, or such other consideration as shall be approved by the Committee. Payment of the option price shall be in cash, or in shares of Common Stock of the Company already owned by the optionee for at least six months before the date of payment, or by a combination of cash and shares of Common Stock of the Company already owned by the optionee for at least six months before the date of payment. (When payment of taxes or the option price is made in Common Stock, the Common Stock shall be valued at the closing price at which the shares are traded on the New York Stock Exchange on the last business day before the day on which the option is exercised.) No option shall be exercised for less than the lesser of 100 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares subject to his option until he has given written notice of exercise of his option, paid in full for such shares
(including taxes) and, if requested, given the representation described in Paragraph 9.

	(e) Notwithstanding the foregoing Paragraph 6(d), each option granted hereunder may, at the time of grant or subsequent thereto, provide the right either (i) to exercise such option in whole or in part without any payment of the option price, or
(ii) to request the Committee to permit, in its sole discretion, such exercise without any payment of the option price. If an option is exercised without a payment of the option price, the optionee shall be entitled to receive that number of whole shares as is determined by dividing (a) an amount equal to the fair market value per share on the date of exercise into (b) an amount equal to the excess of the total fair market value of the shares on such date with respect to which the option is being exercised over the total cash purchase price of such shares as set forth in the option. Fractional shares will be rounded to the next lowest whole number. At the sole discretion of the Committee, or as specified in the option, the settlement of all or part of an optionee's rights under this Paragraph 6(e) may be made in cash in an amount equal to the fair market value of the shares otherwise payable hereunder. The number of shares with respect to which any option is exercised under this Paragraph 6(e) shall reduce the number of shares thereafter available for exercise under the option, and such shares thereafter may not again be optioned under the Plan. In no event may an option be exercised under this Paragraph 6(e) at a time when the option price per share of Common Stock of the Company equals or exceeds the fair market value per share of such Common Stock.

	(f) If an optionee's employment by the Company or a subsidiary terminates by reason of his retirement, his option may thereafter be exercised to the extent to which it was exercisable at the time of his retirement (unless the Committee, in its discretion, determines otherwise), and may be exercised at any time during the stated period of the option. If the optionee dies prior to such expiration of the option, any unexercised option, to the extent to which it was exercisable at the time of his death, may thereafter be exercised by his designated beneficiary or, if none by the legal representative of his estate or by the legatee of the option under his last will for the stated period of the option, except that in no event shall such period expire less than one year from the date of his death in the case of a non-qualified option.

	(g) If an optionee's employment by the Company or a subsidiary terminates by reason of permanent disability, his option may thereafter be exercised in full, and may be exercised at any time during the stated period of the option. If the optionee dies prior to such expiration of the option, any unexercised option may thereafter be exercised by his designated beneficiary or, if none, by the legal representative of his estate or by the legatee of the option under his last will for the stated period of the option, except that in no event shall such period expire less than one year from the date of his death in the case of a non-qualified option.

	(h) If an optionee's employment by the Company or a subsidiary terminates by reason of his death, his option may thereafter be immediately exercised in full by his designated beneficiary or, if none, by the legal representative of his estate or by the legatee of the option under his last will, and for the stated period of the option, except that in no event shall such period expire less than one year from the date of his death in the case of a non-qualified option.

	(i) Except as set forth in Paragraph 11(d), if an optionee's employment terminates for any reason other than death, retirement, or permanent disability, his option shall be exercisable, to the extent that it was exercisable at the time of termination, for three months after his termination of employment, or if earlier, upon the expiration of the stated period of the option.

	(j) Except as permitted under Paragraph 6(k), no option granted pursuant to this Plan may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. The optionee may designate in writing a beneficiary of the option in the event of his death.

	(k) The Committee may grant options that are transferable, or amend outstanding options to make them transferable, by the optionee (any such option so granted or amended a "Transferable Option") to one or more members of the optionee's immediate family, to a partnership of which the only partners are members of the optionee's immediate family, or to a trust established by the optionee for the benefit of one or more members of the optionee's immediate family and the Committee may in its discretion permit transfers to other persons or entities. For this purpose the term "immediate family" means the optionee's spouse, children and grandchildren. Consideration may not be paid for the transfer of a Transferable Option. A transferee described in this Paragraph 6(k) shall be subject to all terms and conditions applicable to the Transferable Option prior to its transfer. The stock option agreement with respect to a Transferable Option shall set forth its transfer restrictions, and only options granted pursuant to a stock option agreement expressly permitting transfer pursuant to this Paragraph 6(k) shall be so transferable.

	(l) Notwithstanding any intent to grant incentive stock options, an option will not be considered an incentive stock option to the extent that it together with any earlier incentive stock options granted to any optionee permits the exercise for the first time by such optionee in any calendar year of more than $100,000 in value of stock of the Company (determined at the time of grant).

	(m) The Committee may from time to time establish option exercise procedures for purposes of permitting an optionee to defer compensation. Such procedures may permit an optionee to elect to have all or a portion of the shares issuable by the Company on exercise of an option transferred to a trust established by the Company. Notwithstanding Paragraph 6(d) above, an optionee who elects to follow any such procedures shall not have any rights as a stockholder with respect to shares issued on exercise of options under such procedures.

7.  TERMS AND CONDITIONS OF DEFERRED STOCK UNIT AWARDS

	All awards of Units under the Plan shall be subject to all the applicable provisions thereof, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

	(a) Awards of Units may be in addition to or in lieu of option grants.

	(b) The number of Units allotted to an employee shall be credited to a memorandum account maintained by the Company for the employee. No employee shall be a shareholder with respect to any Units credited to his account, nor shall he (or any beneficiary) have any right to or interest in any specific asset of the Company or its subsidiaries, including any shares of Common Stock which may be purchased or held by the Company or its subsidiaries to provide the benefits payable under the Plan, until such shares are actually distributed under the Plan.

	(c) When dividends other than stock dividends are paid from time to time by the Company with respect to its Common Stock, the Company shall calculate the amount which would have been payable in cash or other property on the total undistributed Units in each employee's memorandum account on each dividend record date as if each such Unit represented one share of issued and outstanding Common Stock of the Company held by the employee. An amount equivalent to each such dividend shall thereupon be paid to the employee on the dividend payment date in cash or other property, as the case may be, as additional compensation to the employee.

	(d) With respect to each award of Units to an employee, and except as provided in Paragraphs 7(e), 8, and 13 of the Plan, shares of Common Stock of the Company equal in number to the number of Units so awarded to the employee shall be distributed to such employee in a single lump sum on the second, third, fourth or fifth anniversary of the date on which such award of Units was made or in two, three, four or five equal annual installments commencing on a date not earlier than six months after such award date and on each anniversary thereafter for the duration of the installment period, all as specified in the award of such Units; provided, however, that the Committee may, in its sole discretion, accelerate the payment of any lump sum or installment in the event of the retirement or permanent disability of an employee or for any other reason decided by the Committee.

	(e) If an employee retires within one year from the date on which an award of Units shall have been made to such employee, the number of Units credited to his memorandum account as a result of such award, other than Units paid or accelerated pursuant to Paragraph 7(d), shall be forfeited as of the date of his retirement (unless the Committee, in its sole discretion, waives such forfeiture) and the number of Units remaining in his memorandum account shall be distributed pursuant to Paragraph 7(d). Notwithstanding the foregoing, an award of Units may specify that such Units shall be forfeited if the employee retires prior to the payment date or dates specified in the award. In such case, the Units shall be forfeited in accordance with the terms of the award, unless the Committee, in its sole discretion, waives such forfeiture.

	If an employee or former employee dies, such number of shares of Common Stock of the Company as is equal to the total number of Units credited to his memorandum account as of the date of his death shall be distributed to his designated beneficiaries as soon thereafter as practicable.

	If an employee's employment with the Company or a subsidiary or affiliate terminates by reason of his permanent disability, such number of shares of Common Stock of the Company as is equal to the total number of Units credited to his memorandum account as of the date of his termination shall be distributed as provided in Paragraph 7(d).

	If an employee ceases to be an employee of the Company or a subsidiary or affiliate for any reason other than retirement, permanent disability, or death, the total number of Units credited to his memorandum account shall be forfeited as of the date of such termination of employment. In the case of termination for cause, the provisions of Paragraph 11(d) shall also apply.

	(f) Designations of beneficiaries shall be made in writing filed with the Company in such form and in such manner as the Committee may from time to time prescribe. Beneficiaries may be changed in the same manner at any time prior to the death of an employee. If an employee dies without having designated any surviving beneficiaries, his interest in Units under the Plan shall be distributed to the legal representative of his estate.

	(g) The Company may require any employee or other person receiving Common Stock of the Company pursuant to an award under the Plan to pay to the Company the amount of any taxes which the Company or a subsidiary is required to withhold in connection with the distribution of such Common Stock. Such tax payments may be made to the Company in cash, in shares of Common Stock (including shares of Common Stock withheld by the Company from shares then distributable), with the value of such Common Stock being the closing price at which the shares are traded on the New York Stock Exchange on the last business day before the day on which the distribution is made, or in such other consideration as shall be approved by the Committee.

	(h) The Committee may from time to time establish procedures for the distribution of shares distributable pursuant to Units for purposes of permitting an awardee to defer compensation. Such procedures may permit an awardee to elect to have all or a portion of the shares distributable pursuant to Units transferred to a trust established by the Company. An awardee who elects to follow any such procedures shall not have any rights as a stockholder with respect to shares distributed under such procedures.

8.  PERFORMANCE AWARDS

	The Committee may, prior to or at the time of grant, designate an award of Units as a performance award (hereinafter called a "Performance Award") in which event it shall condition the grant or vesting, as applicable, of such Units upon the attainment of Performance Goals (as defined in Paragraph 8(b) below) and the provisions of Paragraph 8 shall control with respect to such Performance Awards to the extent inconsistent with Paragraph 7.

	(a) All Performance Awards shall be designated as such by the Committee prior to or at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code (sometimes referred to herein as a "Covered Employee") in the fiscal year in which the Company would expect to be able to claim a tax deduction with respect to such Performance Awards and
(ii) the Committee wishes such Performance Awards to qualify for the exemption from the limitation on deductibility imposed by
Section 162(m) of the Code that is set forth in
Section 162(m)(4)(c) of the Code.

	(b) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Performance Awards. Such Performance Goals (i) shall be based on the attainment by the Company of specified levels of one or more of the following measures: earnings per share, return on equity, or profit before taxes, and (ii) shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

	(c) Following the completion of each fiscal year, the Committee shall certify in writing whether the applicable
Performance Goals have been achieved for such year and the extent to which Performance Awards have been earned by each Covered
Employee for such fiscal year.

	(d) Notwithstanding Paragraph 7 of the Plan, no Performance Award shall vest or be paid out except (i) upon achievement of the applicable Performance Goals, (ii) upon the death or permanent disability of the employee, or (iii) upon a Change of Control pursuant to Paragraph 13(b).

9.  INVESTMENT REPRESENTATION

	Upon any distribution of shares of Common Stock of the Company pursuant to any provision of the Plan, the distributee may be required to represent in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfers.

10.  TRANSFER, LEAVE OF ABSENCE, ETC.

	For the purpose of the Plan: (a) a transfer of an employee between and among the Company, a subsidiary, or an affiliate, and
(b) a leave of absence, duly authorized in writing by the Company, shall not be deemed a termination of employment.

11.  RIGHTS OF EMPLOYEES AND OTHERS

	(a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan.

	(b) Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries or affiliates.

	(c) Except as specifically provided in the Plan, no person shall have the right to assign, transfer, alienate, pledge, encumber or subject to lien the benefits to which he is entitled thereunder, and benefits under the Plan shall not be subject to adverse legal process of any kind. No prohibited assignment, transfer, alienation, pledge or encumbrance of benefits or subjection of benefits to lien or adverse legal process of any kind will be recognized by the Committee and in such case the Committee may terminate the right of such person to such benefits and direct that they be held or applied for the benefit of such person, his spouse, children or other dependents in such manner in such proportion as the Committee deems advisable. If a person to whom benefits shall be due under the Plan shall be or become incompetent, either physically or mentally, in the judgment of the Committee, the Committee shall have the right to determine to whom such benefits shall be paid for the benefit of such person.

	(d) Notwithstanding any provision in the Plan to the contrary, if an employee ceases to be an employee of the Company or a subsidiary or affiliate by reason of termination for cause, all options and Units (including Performance Awards) held by him or for his account under the Plan shall be immediately forfeited and he shall be liable to the Company for all profit realized by him from options exercised or shares of Company Common Stock distributed to him during the three months immediately preceding such termination. Termination for cause shall include termination initiated by the Company or by the employee incident to or connected with a finding that the employee has engaged in misappropriation, theft, embezzlement, kick-backs, bribery or similar deliberate, gross or willful misconduct or dishonest acts or omissions.

12.  CHANGES IN CAPITAL

	If the outstanding Common Stock of the Company subject to the Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, or if the Company shall pay an extraordinary dividend on its Common Stock, the number and kind of shares subject to the Plan and/or the number of Units or option values or prices shall be appropriately and equitably adjusted so as to maintain the value or option price thereof, as the case may be.

13.  CHANGE IN CONTROL PROVISIONS

	(a) Notwithstanding any other provision of the Plan, in the event of a Change of Control, any stock option or related right outstanding as of the date such Change in Control is determined to have occurred, and which is not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant. In addition, notwithstanding any other
provision of the Plan, during the 60-day period from and after a Change of Control (the "Exercise Period"), an optionee shall have the right, whether or not the option is fully exercisable and in lieu of the payment of the exercise price for the shares of
Common Stock being purchased under the option and by giving
notice to the Company (or its successor, if applicable), to elect (within the Exercise Period) to surrender all or part of the option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common
Stock under the option multiplied by the number of shares of
Common Stock granted under the option as to which the right
granted under this Paragraph 13(a) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Paragraph 13(a) would make a Change of Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a fair market value equal to the cash that would otherwise be payable hereunder.

	(b) Notwithstanding any other provision of the Plan, in the event of a Change of Control, the Units (including Performance Awards) credited to the participant's memorandum account but not yet distributed pursuant to Paragraph 7(d) as of the date of the Change of Control shall be paid out as soon thereafter as practicable (but in no event more than 30 days after the Change of Control) at a dollar value per Unit equal to the Change of Control Price. Notwithstanding the foregoing, if any right granted pursuant to this Paragraph 13(b) would make a Change of Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a fair market value equal to the cash that would otherwise be payable hereunder.

	(c) For purposes of the Plan, a "Change of Control" shall be deemed to have taken place upon the occurrence of any of the following events:

		(1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) of securities of the Company where such acquisition causes such Person to own 20% or more of either (i) the then outstanding shares of Common Stock of the Company (the
"Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");
provided, however, that for purposes of this subsection (1) the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Company,
(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
(ii) and (iii) of subsection (3) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (i) or
(ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

		(2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

		(3) approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding
Company Common Stock and the Outstanding Company Voting
Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding
Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

		(4) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

	(d) For purposes of the Plan, "Change of Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares may then be listed during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of incentive stock options, the Change of Control Price shall be in all cases the fair market value of the Common Stock on the date such incentive stock option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

14.  USE OF PROCEEDS

	Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Company.

15.  AMENDMENTS

	The Board of Directors may amend, alter or discontinue the Plan, including without limitation any amendment considered to be advisable by reason of changes to the Code, but, no amendment, alteration or discontinuation shall be made (i) which would impair the rights of any holder of an award or option theretofore granted, without his consent, (ii) which would cause a Performance Award to cease to qualify for exemption under
Section 162(m) of the Code, or (iii) which, without the approval of the shareholders, would:

		(a) Except as is provided in Paragraph 12, increase the total number of shares reserved for the purpose of the Plan.

		(b) Except as is provided in Paragraphs 6(e) and 12, decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option.



		(c)  Extend the duration of the Plan.

	Notwithstanding the foregoing, the Board of Directors may amend the Plan and the Committee may amend any option or award, either retroactively or prospectively and without the consent of any optionee or award holder, so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act pursuant to rules and releases promulgated by the Securities and Exchange Commission.

16.  GOVERNING LAW

	The Plan and all awards and options granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey.